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                                                                   Exhibit 10.15


                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of October 1, 2001 (this "AGREEMENT"), by and between METROMEDIA FIBER NETWORK, INC., a Delaware corporation (the "COMPANY"), and BECHTEL CORPORATION, a Nevada corporation ("BECHTEL").

                  WHEREAS, the Company, Metromedia Fiber Network Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MFNS"), and Bechtel have entered into the Master Restructuring Agreement, dated as of even date herewith (the "MASTER RESTRUCTURING AGREEMENT"), pursuant to which, among other things, the Company and MFNS have agreed to execute, deliver and issue the Note to Bechtel at the Closing, which Note shall be convertible into shares of class A common stock, par value US$0.01 per share, of the Company ("CLASS A COMMON STOCK"); and

                  WHEREAS, in order to induce Bechtel to enter into the Master Restructuring Agreement and as a condition to the closing of the transactions contemplated by the Master Restructuring Agreement, the Company has agreed to enter into this Agreement to provide registration rights with respect to the shares of Class A Common Stock into which the Note is convertible.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Master Restructuring Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person.

                  "AGREEMENT" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

                  "BLACKOUT PERIOD" shall have the meaning assigned to such term in Section 5 hereof.

                  "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which commercial banks are required or permitted by law to be closed in the City of New York in the State of New York.
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                  "CLASS A COMMON STOCK" shall have the meaning assigned to such term in the recitals hereof.

                  "DEMAND REGISTRATION" shall have the meaning assigned to such term in Section 2(a) hereof.

                  "DEMAND REGISTRATION STATEMENT" shall have the meaning assigned to such term in Section 2(a) hereof.

                  "HOLDER" shall mean Bechtel, any Person to whom all or part of the Note is transferred in accordance with its terms and any transferee of Bechtel to whom Registrable Securities are permitted to be transferred, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

                  "INDEMNIFIED PARTY" shall have the meaning assigned to such term in Section 8(d) hereof.

                  "INDEMNIFYING PARTY" shall have the meaning assigned to such term in Section 8(d) hereof.

                  "MASTER RESTRUCTURING AGREEMENT" shall have the meaning assigned to such term in the recitals hereof.

                  "MAXIMUM NUMBER OF SECURITIES" shall have the meaning assigned to such term in Section 2(b) hereof.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor entity thereof.

                  "NOTE" means the 8.5% Senior Subordinated Convertible Promissory Note made by Metromedia Fiber Network Services, Inc. in favor of Bechtel Corporation, dated as of even date herewith, in the aggregate principal amount of US$89 million.

                  "PARTICIPATING DEMAND HOLDERS" shall have the meaning assigned to such term in Section 2(a) hereof.

                  "PARTICIPATING PIGGY-BACK HOLDERS" shall have the meaning assigned to such term in Section 3(b) hereof.

                  "PERSON" shall mean any individual, corporation, partnership, joint venture, firm, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

                  "PIGGY-BACK REGISTRATION" shall have the meaning assigned to such term in Section 3(a) hereof.

                  "PIGGY-BACK REGISTRATION STATEMENT" shall have the meaning assigned to such term in Section 3(a) hereof.


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                  "REGISTRABLE SECURITIES" shall mean (a) the shares of Class A
Common Stock held by a Holder upon conversion of the Note and (b) any Securities issuable or issued or distributed in respect of any of the Class A Common Stock identified in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of a Holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by such Holder in a single sale constitute less than 1% of the then outstanding shares of Class A Common Stock and are or, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, may be, so distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.

                  "REGISTRATION STATEMENT" shall mean the Demand Registration Statement, the Piggy-Back Registration Statement and/or the Shelf Registration Statement, as the case may be.

                  "SECURITIES" shall have the meaning assigned to such term in
Section 2(a)(1) of the Securities Act.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

                  "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

                  "SHELF REGISTRATION" shall have the meaning assigned to such term in Section 4 hereof.

                  "SHELF REGISTRATION STATEMENT" shall have the meaning assigned to such term in Section 4 hereof.

                  2. DEMAND REGISTRATION.

                  (a) At any time from and after 180 days following the date hereof and subject to Section 2(c) hereof, after receipt of a written request from a Holder requesting that the Company effect a registration (a "DEMAND REGISTRATION") under the Securities Act covering all or part of the Registrable Securities which specifies the intended method or methods of disposition thereof, the Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under
Section 3 hereof may elect (by written notice sent to the Company within ten
(10) Business Days from the date of such Holder's receipt of the

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aforementioned notice from the Company) to have all or part of such Holder's
Registrable Securities included in such registration thereof pursuant to this
Section 2, and such Holder shall specify in such notice the number of Registrable Securities that such Holder elects to include in such registration. Thereupon the Company shall, as expeditiously as is possible, but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of a written request for a Demand Registration, file with the SEC and use its reasonable best efforts to cause to be declared effective, a registration statement (a "DEMAND REGISTRATION STATEMENT") relating to all shares of Registrable Securities which the Company has been so requested to register by such Holders ("PARTICIPATING DEMAND HOLDERS") for sale, to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered, PROVIDED, HOWEVER, that the aggregate value of the Registrable Securities requested to be registered (i) be at least US$10,000,000, based on the closing trading price of the Class A Common Stock on the date the demand to file such Demand Registration Statement is made or (ii) include all Registrable Securities which remain outstanding at such time.

                  (b) If the majority of the Holders in a Demand Registration relating to a public offering so request that the offering be underwritten with a managing underwriter selected in the manner set forth in Section 12 below and such managing underwriter of such Demand Registration advises the Company in writing that, in its opinion, the number of Securities to be included in such offering is greater than the total number of Securities which can be sold therein without having a material adverse effect on the distribution of such Securities or otherwise having a material adverse effect on the marketability thereof (the "MAXIMUM NUMBER OF SECURITIES"), then the Company shall include in such Demand Registration the Registrable Securities that the Participating Demand Holders have requested to be registered thereunder only to the extent the number of such Registrable Securities does not exceed the Maximum Number of Securities. If such amount exceeds the Maximum Number of Securities, the number of Registrable Securities included in such Demand Registration shall be allocated among all the Participating Demand Holders on a pro rata basis. If the amount of such Registrable Securities does not exceed the Maximum Number of Securities, the Company may include in such Registration any other Securities of the Company and other Securities held by other security holders of the Company, on a pro rata basis if necessary, in an amount which together with the Registrable Securities included in such Demand Registration shall not exceed the Maximum Number of Securities.

                  (c) Holders shall be entitled to three (3) registrations of Registrable Securities pursuant to this Section 2. Each Shelf Registration pursuant to Section 4 hereof shall be deemed one registration pursuant hereto.

                  (d) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (i) more than two (2) Demand Registration Statements in any twelve-month period, or (ii) any Demand Registration Statement within 90 days following the date of effectiveness of any other Registration Statement (other than a Shelf Registration Statement).


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                  3. PIGGY-BACK REGISTRATION.

                  (a) If the Company, at any time after 90 days from the date hereof, proposes to file on its behalf and/or on behalf of any holder of its Securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for Securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Securities (a "PIGGY-BACK REGISTRATION"), it will give written notice to all Holders at least twenty (20) days before the initial filing with the SEC of such piggy-back registration statement (a "PIGGY-BACK REGISTRATION STATEMENT"), which notice shall set forth the intended method of disposition of the Securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

                  (b) Each Holder desiring to have Registrable Securities registered under this Section 3 ("PARTICIPATING PIGGY-BACK HOLDERS") shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of such Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the number or amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable best efforts to effect registration of such Registrable Securities under the Securities Act.

                  (c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises in writing that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the Securities being registered by the Company would be greater than the Maximum Number of Securities, then:

                  (i) in the event Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration FIRST, the Securities the Company proposes to register and SECOND, the Securities of all other selling security holders, including the Participating Piggy-Back Holders, to be included in such Piggy-Back Registration in an amount which together with the Securities the Company proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such selling security holders on a pro rata basis;

                  (ii) in the event any holder of Securities of the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration FIRST, the Securities such initiating security holder proposes to register and SECOND, the Securities of any other selling security holders, in an amount which together with the Securities the initiating security holder proposes to register, shall not exceed the Maximum Number of Securities, such amount to be allocated among such other selling security holders on a pro rata basis;


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                  (d) The Company will not hereafter enter into any agreement, which is inconsistent with the rights of priority provided in paragraph (c) above.

                  4. SHELF REGISTRATION. Upon the written request of the holders of a majority of the Registrable Securities held by all of the Holders, as promptly as practicable, but in any event no later than thirty (30) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of such request, the Company shall file with the SEC and thereafter use its reasonable best efforts to cause to be declared effective as promptly as practicable, but no later than sixty (60) days (excluding any days which occur during a permitted Blackout Period under Section 5 below) after receipt of such request, a registration statement (the "SHELF REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to any or all of the Registrable Securities in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereafter, the "SHELF REGISTRATION"). The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered to the Holders for a period of time ending the earlier of (a) such time as all the Registrable Securities have been disposed pursuant thereto, and (b) the date on which the Company receives an opinion of outside counsel, satisfactory to the Company and the Holders, to the effect that in their reasonable judgment, all the Registrable Securities constitute less than 1% of the then outstanding shares of Class A Common Stock and may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period.

                  5. BLACKOUT PERIODS. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Sections 2, 3 or 4 hereof during no more than two (2) periods aggregating to not more than 90 days in any twelve-month period (a "BLACKOUT PERIOD") in the event that (i) the Company would, in accordance with the advice of its counsel, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of the Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction involving the Company; PROVIDED, HOWEVER, that the Company shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of the holders of any Securities of the Company. The Company shall promptly give the Holders written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay.

                  6. REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 2, 3 or 4 to use its reasonable best efforts to effect the registration of any of its Securities under the Securities Act, the Company will, as expeditiously as possible:


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                  (a) prepare and file with the SEC a Registration Statement with respect to such Securities and use its reasonable best efforts to cause such Registration Statement promptly to become and remain effective for a period of time required for the disposition of such Securities by the holders thereof but not to exceed 180 days (except with respect to the Shelf Registration Statement). The Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of such Registrable Securities not being able to sell such Registrable Securities during that period, unless such action is required under applicable law;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Securities covered by such Registration Statement until the earlier of such time as all of such Securities have been disposed of in a public offering or (except with respect to the Shelf Registration Statement) the expiration of 180 days;

                  (c) furnish to such selling security holders such number of copies of the applicable Registration Statement and each such amendment and supplement thereto, and of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                  (d) use its reasonable best efforts to register or qualify the Securities covered by such Registration Statement under such other Securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such Securities shall reasonably request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the Securities covered by such Registration Statement;

                  (e) furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter, dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters shall reasonably request. Such opinion of counsel shall additionally cover such other legal matters with

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respect to the registration in respect of which such opinion is being given as such underwriters may reasonably request;

                  (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make earnings statements satisfying the provisions of Section 11(a) of the Securities Act generally available to the Holders no later than 45 days after the end of any twelve-month period (or 90 days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten public offering, or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve-month periods;

                  (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;

                  (i) give written notice to the Holders:

                  (i) when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Class A Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);


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                  (j) use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;

                  (k) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);

                  (l) upon the occurrence of any event contemplated by Section 6(i)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 6(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 6(l);

                  (m) make reasonably available for inspection by a single representative of the Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration; and

                  (n) in connection with any underwritten offering, make appropriate officers of the Company available to the selling security holders for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of Securities similar to the Registrable Securities, in connection with any proposed sale of the Registrable Securities in an aggregate offering of at least US$10,000,000.

                  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the Securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.


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                  7. EXPENSES. All expenses incurred in complying with the
provisions of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of a single counsel for the Holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the Securities or blue sky laws of any jurisdiction pursuant to
Section 6(d), shall be paid by the Company, except that:

                  (a) (except with respect to the Shelf Registration Statement) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 180 days after the effective date of such Registration Statement because any Holder has not effected the disposition of the Securities requested to be registered shall be paid by such Holder; and

                  (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the Securities sold by such Holder.

                  8. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Holder of such Registrable Securities, such Holder's directors, officers, employees and agents and each other Person (including each underwriter) to the extent permitted by law who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director, officer, employee or agent or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any Registration Statement, on the effective date thereof, under which such Securities were registered under the Securities Act, any preliminary prospectus or final prospectus relating to the Securities, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer, employee, agent or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such Holder or such director, officer, employee, agent or participating Person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any indemnified party from whom the person asserting such losses, claims, damages, liabilities, expenses and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the prospectus and a copy of the prospectus shall not have been

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furnished to such Person in a timely manner, unless such prospectus was not furnished because the Company failed to provide the indemnified party with sufficient copies of such corrected prospectus within the time period required; PROVIDED, FURTHER that the Company shall not be liable in any case to the extent such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or actual or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Holder or such Holder's directors, officers, employees or agents specifically for use therein, or (in the case of any underwritten offering) so furnished for such purpose by any underwriter.

                  (b) Each Holder, by acceptance hereof, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which Securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, no Holder shall be required to indemnify any person pursuant to this Section 8 or to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Holder in connection with any such registration under the Securities Act.

                  (c) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. If the allocation provided in this paragraph (c) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits

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received by the Company from the initial offering of the Securities on the one hand and the net proceeds received by the Holders from the sale of Securities on the other.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (d) Any Person entitled to indemnification hereunder (the "INDEMNIFIED PARTY") agrees to give prompt written notice to the indemnifying party (the "INDEMNIFYING PARTY") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; PROVIDED, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnifying Party hereunder unless such failure is materially prejudicial to the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there are one or more legal defenses available to it which are substantially different from or additional to those available to the Indemnifying Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld.

                  (e) The agreements contained in this Section 8 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any registration statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or such director, officer or participating or controlling Person.

                  9. CERTAIN ADDITIONAL LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (i) such Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information in respect of the distribution of such Registrable Securities, or (ii) if such registration involves an underwritten offering, such Registrable Securities are not

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                                                                              13


included in such underwritten offering on the same terms and conditions as shall be applicable to the other Securities being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering. In addition, each Holder agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act and to enter into a customary lock-up agreement with the managing underwriter for an offering, during the 90-day period beginning on the effective date of any Demand Registration Statement (initiated by such Holder) or Piggy-Back Registration Statement or other underwritten offering (initiated by the Company) (except as part of such registration), if and to the extent requested by the managing underwriter for such offering and if the Company and its directors, executive officers and other significant stockholders enter into similar agreements.

                  10. LIMITATIONS ON REGISTRATION OF OTHER SECURITIES; REPRESENTATION. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any Securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders hereunder.

                  11. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its Securities, which is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

                  12. SELECTION OF MANAGING UNDERWRITERS. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Sections 2 or 3 hereto shall be selected by Holders of a majority of the shares being so registered and shall be reasonably acceptable to the Company.

                  13. MISCELLANEOUS.

                  (a) REMEDIES. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (b) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented,

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                                                                              14


and waivers or consents to departure from the provisions hereof may not be given unless the Company has obtained the written consent of a majority in interest of the Holders.

                  (c) NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by overnight courier mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answerback, addressed as follows:

                  (i) If to any Holder, at its last known address appearing on the books of the Company maintained for such purpose.

                  (ii) If to the Company, at

                       Metromedia Fiber Network, Inc.
                       360 Hamilton Avenue
                       White Plains, New York  10601
                       Attention:  Robert J. Sokota, Esq.
                       Facsimile:  (914) 421-6793

                       with a copy to:

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York  10019-6064
                       Attention:  Douglas A. Cifu, Esq.
                       Facsimile: (212) 757-3990

or at such other address as may be substituted by notice given as herein provided.

                  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, fasimiled and confirmed by facsimile answerback or three (3) Business Days after the same shall have been sent by overnight courier.

                  (d) SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The registration rights of any Holder with respect to any Registrable Securities shall transferred to any Person who is the transferee of such Registrable Securities. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in SECTION 8, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.


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                                                                              15


                  (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the parties hereby submits to personal jurisdiction and waives any objection as to venue in the County of New York, State of New York. Service of process on the parties in any action arising out of or relating to this Agreement shall be effective if mailed to the parties in accordance with Section 13(c) hereof. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights hereunder.

                  (g) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (h) ENTIRE AGREEMENT. This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                    METROMEDIA FIBER NETWORK, INC.


                                    By: /s/ Nick Tanzi
                                       -----------------------------------------
                                        Name:  Nick Tanzi
                                        Title: President & CEO


                                    BECHTEL CORPORATION


                                    By: /s/ George E. Conniff
                                       -----------------------------------------
                                        Name:  George E. Conniff
                                        Title: President, Telecommunication
                                               and Industrial